Exhibit 10.19

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT, dated as of December 5, 2014 (this “Amendment”), amends that certain Credit Agreement dated as of March 20, 2013 (as amended by the First Amendment dated as of May 1, 2013 and the Second Amendment dated as of September 30, 2014, and as further amended, supplemented, restated, or otherwise modified from time to time, the “Credit Agreement”), among CST BRANDS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), WELLS FARGO BANK,
NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and the other agents named therein. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower has requested that the Required Lenders agree to amend the
Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to satisfaction of the conditions set forth in Section 3 hereof, the Borrower, the Lenders and the Administrative Agent hereby agree that the Credit Agreement is amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined term in proper alphabetical sequence therein:

““Captive Insurance Entity” means any captive insurance company established for the primary purpose of insuring the Borrower and its Subsidiaries and that is or will be subject to regulation as an insurance subsidiary.”

(b) The definition of “Consolidated EBITDA” appearing in Section 1.1 of the Credit
Agreement is hereby amended and restated in its entirety as follows:

““Consolidated EBITDA” means, for any period (other than those periods described in the last sentence of this definition), the sum of the following determined on a
Consolidated basis, without duplication, for the Borrower and its Restricted Subsidiaries
in accordance with GAAP: (a) Consolidated Net Income for such period plus (b) the sum of the following, without duplication, to the extent deducted in determining Consolidated
Net Income for such period: (i) income tax expense for such period, (ii) total interest expense for such period, (iii) amortization, depreciation and other non-cash charges for such period (except to the extent that such non-cash charges are reserved for cash charges to be taken in the future), (iv) extraordinary losses during such period, (v) Transaction
Costs in an aggregate amount not to exceed $15,000,000, plus (c) cash dividends and distributions to the Borrower or a Restricted Subsidiary from the MLP on account of
Common Units and incentive distribution rights in the MLP held by the Borrower or a
Restricted Subsidiary, plus (d) cash gains to the Borrower or any of its Restricted
Subsidiaries as a result of any Drop Down Transaction (provided that the aggregate amount added back pursuant to this clause (d) for any four calendar quarter period shall not exceed 25% of Consolidated EBITDA, calculated after giving effect to this clause

(d), for such period), less (e) non-cash interest income and any extraordinary gains during such period. For purposes of this Agreement, Consolidated EBITDA (other than for the calendar quarter ending March 31, 2013) shall be adjusted on a Pro Forma Basis. For purposes of any calculations under the Loan Documents, Consolidated EBITDA shall be deemed to be: $63.2 million for the calendar quarter ending September 30, 2012 and
$128.1 million for the calendar quarter ending December 31, 2012.”

(c) The definition of “Material Subsidiary” appearing in Section 1.1 of the Credit
Agreement is hereby amended by inserting the following sentence immediately at the end of such definition:

“Notwithstanding the foregoing, in no event shall the Captive Insurance Entity be considered a Material Subsidiary, and the book value of its assets shall not be included in the calculations involved in clause (b) of the proviso of this definition.”

(d) Section 8.6 of the Credit Agreement is hereby amended by inserting the words “or with the Captive Insurance Entity, in each case,” immediately following the first parenthetical appearing in clause (a) of such Section.

(e) Section 9.7(i) of the Credit Agreement is hereby amended by inserting the following proviso immediately at the end of such Section:

“; provided that, with respect to transactions between the Borrower or any Restricted
Subsidiary, on the one hand, and the Captive Insurance Entity, on the other hand, only (i)
Investments permitted by Section 9.3, (ii) payments of insurance premiums by the
Borrower or any Restricted Subsidiary to the Captive Insurance Entity and (iii) payment by the Borrower and its Restricted Subsidiaries of the administrative expenses and overhead of, and provision of administrative services to, the Captive Insurance Entity shall be permitted by this Section 9.7(i);”

(f) Article IX of the Credit Agreement is hereby amended by inserting a new Section
9.18 at the end of such Article:

“SECTION 9.18. Restrictions Regarding Captive Insurance Entity. (a) The Borrower
will not, at any time, own less than 100% of the Capital Stock of the Captive Insurance
Entity and (b) the Captive Insurance Entity shall not engage in any business, or have any operations or liabilities, other than providing insurance services in the nature of a
“captive” insurance company and activities and liabilities reasonably related thereto.”

(g) Section 10.1(l) of the Credit Agreement is hereby amended by inserting the words
“or by the Captive Insurance Entity” immediately following the words “independent third party insurance” appearing therein.

(h) Section 10.1(m) of the Credit Agreement is hereby amended by (i) deleting the words
“or self-insurance” appearing therein and (ii) inserting the words “or by the Captive Insurance Entity”
immediately following the words “independent third party insurance” appearing therein.

SECTION 2. Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment and to agree to amend the Credit Agreement in the manner provided herein, each Credit Party represents and warrants that the following statements are true and correct as of the

Effective Date (as defined below), which representations and warranties shall survive the execution and delivery of this Amendment:

(a) Each Credit Party has the corporate or other organizational right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of this
Amendment and the performance of this Amendment and, in the case of the Borrower, the Credit
Agreement as amended by this Amendment (the “Amended Credit Agreement”), in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of each Credit Party, and each of this Amendment and, in the case of the Borrower, the Amended Credit
Agreement constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(b) The execution, delivery and performance by each Credit Party of this Amendment and the performance by the Borrower of the Amended Credit Agreement (a) do not require any
Governmental Approval or any consent by or approval of any other third Person (including shareholders or any class of directors, whether interested or disinterested, of the Borrower or any other Person), nor is any such Governmental Approval or other consent or approval necessary for the validity or enforceability of this Amendment and the Amended Credit Agreement or the consummation of the transactions contemplated thereby, except (i) such as have been obtained or made and are in full force and effect, (ii)
those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder or could not, individually or in the aggregate, reasonably be expected to have a Material
Adverse Effect, and (iii) the filing of any required documents with the SEC, (b) will not violate any
Applicable Law (except for such violations that would not reasonably be expected to have a Material
Adverse Effect) or the articles of incorporation, bylaws or other organizational documents of the
Borrower or any Restricted Subsidiary, (c) will not violate or result in a default under any indenture, agreement or other instrument evidencing Indebtedness over the Threshold Amount binding upon the
Borrower or any Restricted Subsidiary or its Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Restricted Subsidiary and (d) will not result in the creation or imposition of any Lien on any Property of the Borrower or any Restricted Subsidiary (other than
Permitted Liens).

(c) The representations and warranties made by any Credit Party in or pursuant to the
Amended Credit Agreement are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of the Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date).

(d) No Default or Event of Default has occurred and is continuing or would result from giving effect to this Amendment.

SECTION 3. Conditions Precedent. This Amendment shall become effective upon the date (such date, the “Effective Date”) that each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received executed counterparts to this
Amendment duly executed and delivered by (i) each Credit Party and (ii) the Required Lenders.

(b) The representations and warranties of the Credit Parties set forth in Section 2(a)-(c)
above shall be true and correct in all material respects as of the Effective Date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of the Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date).

(c) No Default or Event of Default shall have occurred and be continuing or would result from giving effect to this Amendment.

(d) The Administrative Agent shall have received a certificate from a Responsible
Officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent certifying as to the satisfaction of the condition set forth in clauses (b) and (c) above.

SECTION 4. Reaffirmation. Each Credit Party hereby expressly acknowledges the terms of this Amendment and the Amended Credit Agreement and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its guarantee of the Secured Obligations pursuant to the
Guarantee and Collateral Agreement and (iii) its grant of Liens on the Collateral to secure the Secured
Obligations pursuant to the Security Documents.

SECTION 5. Effects on Loan Documents. Except as specifically amended herein, the
Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan
Documents. This Amendment shall constitute a “Loan Document” for all purposes of the Credit
Agreement and the other Loan Documents, and on and after the Effective Date, each reference in the
Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”,
“thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

SECTION 6. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT
AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN
CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES TO THE
PROVISIONS OF SECTION 12.5 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WAS SET
FORTH IN FULL HEREIN.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission (including .pdf format), each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 8. FATCA. For purposes of determining withholding Taxes imposed under
FATCA, from and after the Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Borrower and the Administrative Agent to treat) the Credit Agreement and the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury
Regulation Section 1.1471-2(b)(2)(i).

[Signature pages follow]

·l

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER:

CST BRANDS, INC.

By:      /s/ Clayton E. Killinger
Name:    Clayton E. Killinger
Title:    Senior Vice President and Chief Financial Officer

SUBSIDIARY GUARANTORS:

CST DIAMOND, L.P.

By: Emerald Marketing, Inc., its General Partner

By:      /s/ Clayton E. Killinger
Name:    Clayton E. Killinger
Title:    Senior Vice President and Chief Financial Officer

CST SECURITY SERVICES, INC.

By:      /s/ Clayton E. Killinger
Name:    Clayton E. Killinger
Title:    Senior Vice President and Treasurer

Signature Page to Third Amendment

AUTOTRONIC SYSTEMS, INC.
BIG DIAMOND, LLC
BIG DIAMOND NUMBER 1, LLC
CST ARKANSAS STATIONS, LLC
CST CALIFORNIA STATIONS, INC.
CST MARKETING AND SUPPLY COMPANY
CST METRO LLC
CST SERVICES LLC
CST USA INC.
CST ARIZONA STATIONS, INC.
CST SHAMROCK STATIONS, INC.
EMERALD MARKETING, INC.
NATIONAL CONVENIENCE STORES INCORPORATED
SIGMOR BEVERAGE, INC.
SIGMOR COMPANY, LLC
SIGMOR NUMBER 5, INC.
SIGMOR NUMBER 43, INC.
SIGMOR NUMBER 79, INC.
SIGMOR NUMBER 80, INC.
SIGMOR NUMBER 103, INC.
SIGMOR NUMBER 105, INC.
SIGMOR NUMBER 119, INC.
SIGMOR NUMBER 178, INC.
SIGMOR NUMBER 196, INC.
SIGMOR NUMBER 238, INC.
SIGMOR NUMBER 259, INC.
SIGMOR NUMBER 422, INC.
SKIPPER BEVERAGE COMPANY, LLC
SUNSHINE BEVERAGE CO.
TOC-DS COMPANY
VALLEY SHAMROCK, INC.
CST DIAMOND HOLDINGS LLC
REAL ESTATE VENTURES, LLC
ELR, LLC
CST REAL ESTATE HOLDINGS, LLC
CST BRANDS HOLDINGS, LLC
CST BRANDS HOLDINGS, INC.
CST ARIZONA, LLC
CST LOUISIANA, LLC
CST STATIONS TEXAS, LLC
CST MANAGEMENT, INC.

By:      /s/ Clayton E. Killinger
Name:    Clayton E. Killinger
Title:    Senior Vice President and Chief Financial Officer

Signature Page to Third Amendment

N2I ONE, LLC
N2I TWO, LLC

By:      /s/ Gerard J. Sonnier
Name:    Gerard J. Sonnier
Title:    Senior Vice President and Secretary

CAPL HOLDING, INC.
CAPL OPERATIONS I, LLC

By:      /s/ Gerard J. Sonnier
Name:    Gerard J. Sonnier
Title:    Senior Vice President, Secretary and General Counsel

Signature Page to Third Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:     /s/ Nathan R. Rantala
Name:     Nathan R. Rantala
Title:    Director

Signature Page to Third Amendment

JPMORGAN CHASE BANK, N.A., as Issuing Lender and Lender

By:    /s/ Lauren Baker
Name:     Lauren Baker
Title:    Vice President

Signature Page to Third Amendment

The Royal Bank of Scotland plc, as Lender

By:    /s/ Steve Ray
Name:     Steve Ray
Title:    Director

Signature Page to Third Amendment

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Lender

By:    /s/ Todd Vaubel
Name:     Todd Vaubel
Title:    Vice President

Signature Page to Third Amendment

ROYAL BANK OF CANADA, as Issuing Lender and Lender

By:    /s/ Gordon MacArthur
Name:     Gordon MacArthur
Title:    Authorized Signatory

Signature Page to Third Amendment

FIFTH THIRD BANK, as Lender

By:    /s/ Brian Anderson
Name:     Brian Anderson
Title:    Vice President

Signature Page to Third Amendment

Mizuho Bank, Ltd., as Lender

By:    /s/ Leon Mo
Name:     Leon Mo
Title:    Authorized Signatory

Signature Page to Third Amendment

Bank of America, N.A., as Lender

By:    /s/ R. Mark Bearfield
Name:     R. Mark Bearfield
Title:    Senior Vice President

Signature Page to Third Amendment

Regions Bank, as Lender

By:    /s/ Brian King
Name:     Brian King
Title:    Vice President

Signature Page to Third Amendment

BOKF, NA dba Bank of Texas, as Lender

By:    /s/ Marian Livingston
Name:     Marian Livingston
Title:    Senior Vice President

Signature Page to Third Amendment

The Northern Trust Company, as Lender

By:     /s/ Keith Burson
Name:     Keith Burson
Title:    Vice President

Signature Page to Third Amendment

Cadence Bank, N.A., as Lender

By:     /s/ Mike Ross
Name:     Mike Ross
Title:    Executive Vice President

Signature Page to Third Amendment

The Bank of Nova Scotia, as Issuing Bank and Lender

By:    /s/ John Frazell
Name:     John Frazell
Title:    Director

Signature Page to Third Amendment

Scotiabanc Inc., as Lender

By:     /s/ J.F. Todd
Name:     J.F. Todd
Title:    Managing Director

Signature Page to Third Amendment

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:    /s/ Jonathan Luchansky
Name:     Jonathan Luchansky
Title:    Assistant Vice President

Signature Page to Third Amendment

U.S. Bank National Association, as Lender

By:     /s/ Mark D. Rodgers
Name:     Mark D. Rodgers
Title:    Vice President

Signature Page to Third Amendment

Branch Banking & Trust Company, as Lender

By:     /s/ Matt McCain
Name:     Matt McCain
Title:    Senior Vice President

Signature Page to Third Amendment

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as Lender

By:     /s/ Richard Antl
Name:     Richard Antl
Title:    Authorized Signatory

By:     /s/ Trudy Nelson
Name:     Trudy Nelson
Title:    Authorized Signatory

Signature Page to Third Amendment

Compass Bank, as Lender

By:     /s/ Collis Sanders
Name:     Collis Sanders
Title:    Executive Vice President

Signature Page to Third Amendment

Whitney Bank, as Lender

By:     /s/ Paul W. Cole
Name:     Paul W. Cole
Title:    Senior Vice President

Signature Page to Third Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:     /s/ Christopher Day
Name:     Christopher Day
Title:    Authorized Signatory

By:     /s/ Samuel Miller
Name:     Samuel Miller
Title:    Authorized Signatory

Signature Page to Third Amendment

Frost Bank, as Lender

By:     /s/ Sarah Cernosek
Name:     Sarah Cernosek
Title:    Vice President

Signature Page to Third Amendment